                              Allmerica Financial
--------------------------------------------------------------------------------
                                DECEMBER 31, 1999


                                    [GRAPH]



                                 Annual Report

 .  Allmerica Securities Trust


                                    [LOGO]

Table of Contents


Trust Information ...........................................................2

A Letter from the Chairman ..................................................3

Bond & Money Market Overview ................................................4

Trust Overview ..............................................................6

Financials ................................................................F-1

Shareholder Information ...................................................F-13

Trust Information


Board of Trustees
John F. O'Brien, Chairman
P. Kevin Condron*
Cynthia A. Hargadon*
Gordon Holmes*
John P. Kavanaugh
Bruce E. Langton*
Attiat F. Ott*
Paul D. Paganucci*
Richard M. Reilly
Ranne P. Warner*

Officers
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Investment Adviser
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653

Registrar and Transfer, Dividend Disbursing and Reinvestment Agent
The Bank of New York
P.O. Box 11258, Church Street Station, New York, NY 10286

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

*Independent Trustees

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Shareholders Inquires May Be Directed To:
The Bank of New York Shareholder Relations
Department - 11E P.O. Box 11258 Church Street
Station, New York, NY 10286
1-800-432-8224

A Letter from the Chairman

[PHOTO]

Dear Client:

1999 was a rather disappointing year for bond investors as the bond market experienced its worst performance since 1994 and second worst performance since 1973.

Throughout the year the market struggled with the conflicting forces of solid economic growth and the fear of rising inflation. The U.S. economy continued to surprise policy makers as strong consumer demand resulted in strong growth throughout the year. Internationally, emerging markets rebounded from their lows of 1998 and helped to create more balanced global growth. Together, these forces resulted in strong economic growth in the U.S. and prompted the bond market to focus on the fear of rising inflation. Seeking to restrain both the strong economy and threat of inflation, the Federal Reserve raised interest rates three times during the year for a total of 0.75%. Rising interest rates forced bond prices lower and led to a flat bond market for investors even as the credit quality of most bonds and companies remained quite strong.

Against this backdrop, the Allmerica Securities Trust produced a total return of -1.42% for the year outperforming the Lehman Corporate Bond Index by 0.52%. Fund performance benefited from an allocation to high yield bonds, as the larger coupons served to more than offset the decline in bond prices caused by rising interest rates.

We are pleased to report that on February 15, 2000, the Allmerica Securities Trust Board of Trustees declared a quarterly dividend of $0.20 per share, payable on March 31, 2000 to shareholders of record on February 29, 2000. For the one year period ended December 31, 1999, the Trust paid dividends of $0.84 per share, including a $0.04 per share capital gain distribution, producing a current yield of 9.53% based on the closing price of $8.813. By comparison, the yield on the 10 year Treasury note as of December 31, 1999 was 6.44%.

Thank you for your continued interest in the Allmerica Securities Trust. The Trust's manager continues to keep a watchful eye on macro-economic events and is comfortable that the portfolio is well positioned to continue to provide you with the competitive returns you have come to enjoy.

On behalf of the Board of Trustees,


/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Securities Trust

Bond & Money Market Overview

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. Economy prompt the Federal Reserve to hike interest rates. Fixed Income markets close the second half with their worst-performing year ever with the Lehman Aggregate Bond Index returning -0.83%.

On the whole, 1999 was disappointing for fixed-income investors. In fact, it was the second worse performance year ever for the fixed-income markets, as measured by the total -0.83%, return of the Lehman Aggregate Bond Index.

A handful of universal themes dominated the markets during the year, namely successive Federal Reserve interest rate hikes, a steepening yield curve, volatile corporate bond performance, and rising mortgage rates.

1999 began with investors feeling fairly optimistic about the coming year. The Federal Reserve had acted in the fall of 1998 to avert a global liquidity meltdown with three easings that lowered short-term rates to 4.75%. The U.S. economy seemed to be healthy, with expectations for 1999 GDP in the 3.0% range and subdued inflation running at about a 2% annual rate.

On the international front, Asia and Latin America continued their recovery from the problems of 1998. Early in the year, Brazil announced a somewhat unexpected devaluation of its currency, the real. Global markets braced for a round of panic selling and other negative ripple effects which never materialized.

Against this backdrop, the first quarter of 1999 progressed with no major disturbances. Inflation stayed at bay and corporate spread tightening reflected the positive fundamentals of strong earnings growth.

Beginning in the second quarter, however, the picture began to change. The U.S. economy grew faster than initially projected and the unemployment rate fell below 4.2%. Investors began to fear that inflation was imminent. In June, the Federal Reserve responded by raising the Fed Funds interest rate from 4.75% to 5.00%.

July and August saw spread sectors widen dramatically. Corporate treasurers pushed corporate and asset-backed bonds into the market hoping

                                  [TIMELINE]

JAN 1999

The new European currency is introduced. Over the course of the year, the euro loses almost 18% of its value against the U.S. dollar.

[GRAPHIC]

FEB

A rally of agency, corporate, and mortgage-backed bonds encourages investors to take advantage of bond yield premiums.

MAR

APR

Japan shows signs of economic recovery along with other foreign countries such as Brazil and Mexico, marking the first time in two years in which some foreign markets outperform the U.S. bond market.

[GRAPHIC]

MAY

As a group, foreign markets underperform the U.S. bond market, the major culprit being Europe, where a backup in interest rates is significant.

JUN

Bond & Money Market Overview

to avert a fourth-quarter liquidity trap, which they believed likely as Y2K fears would drive buyers from the market. Ironically, these efforts became a self-fulfilling prophesy as treasurers ended up creating their own mini-liquidity crisis by all trying to issue bonds simultaneously. By August, there was a second Fed rate hike from 5.00% to 5.25%.

Despite these first two rate increases, the U.S. economy continued to gather speed in the third and fourth quarters. The nation's third-quarter GDP, for instance, came in at 5.7%, well above experts' original predictions. Market participants once again began to worry about a resurgence of inflation. In response, the Fed raised short-term interest rates for a third and final time in November to 5.50%.

Investment grade corporate bonds had a good showing at the end of 1999, but their overall performance was volatile. All excess returns were attributable to the first and fourth quarters only.

The high yield market finished 1999 on a positive note after poor performance in the second and third quarters. The market's return for the year was a modest 2.39%, as measured by the Lehman High Yield Corporate Index. The demand side of the market shifted significantly in 1999, as mutual fund inflows dropped dramatically to $1.1 billion, down from $15 billion in 1998. Collateralized bond obligations, structured transactions involving the purchase of high yield debt, did offset these lower inflows. The market's estimated 4% default rate was the highest since 1991.

The past year also saw a steepening yield curve as the 30-year Treasury bond, which began the year at 5.10% on January 1, and ended at 6.49% on December 31.

The mortgage-backed securities market showed strong excess returns for the year, owing primarily to positive supply/demand factors, an improved prepay environment, narrowing swap spreads, and lower interest rate volatility. In particular, Fannie Mae and Freddie Mac assets grew nearly 30% over 1999.

Looking ahead, it is likely that economic growth and strengthening will continue into 2000, albeit at a slower rate than that of 1999. All signs point to probable Fed interest rate increases in the new year, with little inflation on the horizon.

                                  [TIMELINE]

JUL

In response to rapid economic growth, the U.S. Federal Reserve combines neutral bias with a 0.25% raise in interest rates to guard against inflation.

[GRAPHIC]

AUG

Inflation worries resurface as the U.S. economy continues to grow and the nation's unemployment figure approaches an almost 30-year low. The Fed responds by raising interest rates another 0.25%.

[GRAPHIC]

SEPT

OCT

Investment grade corporate bonds and the high yield market begin their strong fourth-quarter performance.

[GRAPHIC]

NOV

DEC

With the booming U.S. economy showing no signs of a slowdown, the Fed announces its third rate hike of 0.25%. The fixed-income markets end the year down with the Lehman Aggregate Bond Index posting a dismal total return of -0.83%.

[GRAPHIC]

Allmerica Securities Trust

For the period ended December 31, 1999, the Allmerica Securities Trust returned -1.42%, outperforming its benchmark, the Lehman Brothers Corporate Bond Index, which returned -1.94%.

During the first quarter of 1999, inflation remained in check. The second quarter featured stronger than expected growth and an unemployment rate below 4.2%. The Federal Reserve responded in June by increasing interest rates. August brought another rate hike, with a third and final one occurring in November.

The yield curve steepened as the 30 year Treasury bond rose from 5.10% on January 1, to 6.49% at the close of the year. This increase resulted in the second worse performance year ever for the fixed income markets, as measured by the total return of the Lehman Aggregate Bond Index.

Although investment grade corporate bonds finished the year strongly, performance throughout 1999 was volatile, with the first and last quarters of the year accounting for all excess return. Yield spreads widened during the second quarter and peaked in August as merger and acquisition activity and Y2K fears brought corporate issuers to the market in droves.

Individual credit concerns played a key role in the Fund's performance. The impact of spread widening on some issues was mitigated by the short duration of those positions and had little effect on overall performance. Various other position helped performance as their credit outlooks improved.

As with the investment grade market, the high yield market finished the year strongly in the fourth quarter, following two quarters of poor performance. Approximately 30% of the portfolio's corporate holdings consist of high-yield securities, emphasizing the higher-end, BB-rated segment of the below investment grade market.

--------------------------------------------------------------------------------
Investment Adviser
Allmerica Asset Management, Inc.

About The Fund
Seeks to generate a high rate of current income for distribution to shareholders.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of December 31, 1999, the sector allocation of net assets was:

                                    [GRAPH]

U.S. Government Obligations                                              12%
Corporate Notes & Bonds                                                  71%
Asset Backed & Mortgage Backed Securities                                11%
Other                                                                     6%

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1999              1 Year        5 Years    10 Years
Allmerica Securities Trust                 (1.42%)        8.27%      8.61%
Lehman Brothers Corporate Bond Index       (1.94%)        8.18%      8.21%
Lipper Corporate Debt
BBB-Rated Funds Average                    (1.68%)        7.67%      7.98%

--------------------------------------------------------------------------------
                            Historical Performance
--------------------------------------------------------------------------------

                       Total Return                     Total Return
                    on Net Asset Value                 on Market Value

1995                     18.58%                            21.71%
1996                      5.35%                             6.06%
1997                     11.34%                            14.07%
1998                      8.47%                            11.13%
1999                     (1.42%)                          (13.75%)

The Lehman Brothers Corporate Bond Index is an unmanaged index of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. The Lipper Corporate Debt BBB-Rated Funds Average is a non-weighted index of 112 funds within the Corporate BBB Debt Fund category.
Portfolio composition is subject to change.

Financials

                      This page intentionally left blank.

                           Allmerica Securities Trust

                  PORTFOLIO OF INVESTMENTS . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
 CORPORATE NOTES AND BONDS - 70.6%
             Banking - 8.2%
 $1,400,000  Capital One Financial Corp. 7.25%,
             12/01/03                                     Ba        $1,369,148
  1,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                              A            928,695
  1,500,000  Colonial Capital II, Series A,
             Guaranteed (D)
             8.92%, 01/15/27                              BB         1,325,456
    975,000  Compass Trust I, Series A 8.23%,
             01/15/27                                     A            925,429
  1,000,000  First Tennessee National Corp.,
             Subordinated Notes 6.75%, 11/15/05           Baa          938,486
    550,000  MBNA Corp.,
             Senior Notes, MTN 6.96%, 09/12/02            Baa          539,339
  1,000,000  Providian Capital, Series A,
             Guaranteed (A)
             9.53%, 02/01/27                              Ba           847,719
  1,000,000  Riggs Capital Trust (A)
             8.63%, 12/31/26                              Baa          891,538
                                                                    ----------
                                                                     7,765,810
                                                                    ----------
             Media - Broadcasting & Publishing -
              11.5%
  1,000,000  Charter Communications Holdings,
             Inc.
             8.25%, 04/01/07                              B            922,500
  1,000,000  Comcast Cable Communications, Inc.
             8.13%, 05/01/04                              Baa        1,021,735
    750,000  Continental Cablevision, Inc.,
             Senior Notes
             8.30%, 05/15/06                              Baa          771,494
  1,000,000  Continental Cablevision, Inc.,
             Senior Notes
             8.50%, 09/15/01                              Baa        1,023,925
  1,000,000  CSC Holdings, Inc., Debenture 7.88%,
             02/15/18                                     Ba           952,500
    700,000  Hearst-Argyle Television, Inc.,
             Senior Notes
             7.00%, 01/15/18                              Baa          628,347
  1,000,000  Liberty Media Group (A)
             7.88%, 7/15/09                               Baa          995,469
    850,000  Time Warner Entertainment Co., LP,
             Debenture
             8.38%, 03/15/23                              Baa          886,439
  1,000,000  Time Warner, Inc., Debenture 9.15%,
             02/01/23                                     Baa        1,115,662
  1,000,000  Viacom, Inc., Senior Debenture,
             Guaranteed
             7.63%, 01/15/16                              Baa          978,565
    500,000  Viacom, Inc.
             7.75%, 06/01/05                              Baa          505,434

                                                    Moody's Ratings    Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
             Media - Broadcasting & Publishing
             (continued)
 $1,000,000  Westinghouse Electric Corp.,
             Debenture
             8.38%, 06/15/02                              Baa       $1,021,438
                                                                    ----------
                                                                    10,823,508
                                                                    ----------
             Oil & Gas - 8.1%
  2,000,000  ANR Pipeline Co., Debenture 9.63%,
             11/01/21                                     Baa        2,288,206
  1,000,000  Clark Oil & Refining Corp., Senior
             Notes
             9.50%, 09/15/04                              Ba           640,000
  1,450,000  Ocean Energy, Inc., Senior Notes,
             Series B
             7.63%, 07/01/05                              Ba         1,377,500
  1,000,000  Oryx Energy Co. 8.13%, 10/15/05              Baa        1,015,422
  1,250,000  Texas Eastern Transmission Corp.,
             Debenture 10.00%, 08/15/01                   A          1,306,255
  1,000,000  Tosco Corp.
             7.00%, 07/15/00                              Baa        1,000,064
                                                                    ----------
                                                                     7,627,447
                                                                    ----------
             Electric Utilities - 5.7%
  1,000,000  CMS Energy Corp., Senior Notes
             7.50%, 01/15/09                              Ba           902,731
  1,550,000  Connecticut Light & Power Co., First
             Mortgage, Series D 7.88%, 10/01/24           Baa        1,558,908
    867,000  North Atlantic Energy Corp., First
             Mortgage, Series A 9.05%, 06/01/02           B            865,031
    600,000  Texas Utilities Co. 7.38%, 10/01/25          A            535,276
  1,500,000  Texas-New Mexico Power Co., First
             Mortgage, Series U 9.25%, 09/15/00           Baa        1,518,012
                                                                    ----------
                                                                     5,379,958
                                                                    ----------
             Airlines - 4.6%
  1,000,000  AMR Corp., Debenture
             10.00%, 02/01/01                             Baa        1,024,984
    670,660  Delta Air Lines, Inc. (B)
             9.23%, 07/02/02                              Baa          698,606
  1,223,518  United Air Lines, Inc.
             9.30%, 03/22/08                              Baa        1,283,335
    659,000  U.S. Air, Inc., Equipment Trust,
             Series D
             10.30%, 01/15/00                             NR           659,125
    661,000  U.S. Air, Inc., Equipment Trust,
             Series F
             10.30%, 01/15/00                             NR           661,126
                                                                    ----------
                                                                     4,327,176
                                                                    ----------

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                                    Moody's Ratings    Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
             Beverages, Food & Tobacco - 4.4%
 $1,000,000  DiMon, Inc., Senior Notes, Series B
             8.88%, 06/01/06                              Ba        $  896,345
    700,000  J. Seagram & Sons, Inc.
             7.60%, 12/15/28                              Baa          659,553
  1,600,000  Ralston Purina Co., Debenture 7.75%,
             10/01/15                                     Baa        1,594,813
  1,000,000  Safeway, Inc.
             7.50%, 09/15/09                              Baa          987,496
                                                                    ----------
                                                                     4,138,207
                                                                    ----------
             Telephone Systems - 3.8%
  1,175,000  MCI WorldCom, Inc. 7.75%, 04/01/07           A          1,197,777
  1,000,000  Qwest Communications International,
             Inc. 7.25%, 11/01/08                         Ba           963,750
    950,000  Sprint Capital Corp. 5.70%, 11/15/03         Baa          902,112
    500,000  U.S. West Capital Funding, Inc.,
             Senior Notes, Guaranteed 6.13%,
             07/15/02                                     Baa          487,379
                                                                    ----------
                                                                     3,551,018
                                                                    ----------
             Metals - 3.1%
  2,000,000  Bethlehem Steel Corp., Senior Notes
             10.38%, 9/01/03                              Ba         2,015,000
  1,000,000  LTV Corp., Senior Notes, Guaranteed
             8.20%, 09/15/07                              Ba           900,000
                                                                    ----------
                                                                     2,915,000
                                                                    ----------
             Forest Products & Paper - 2.9%
    950,000  Buckeye Cellulose Corp., Senior
             Subordinated Notes 9.25%, 09/15/08           Ba           958,313
  1,000,000  International Paper Co., Debentures
             6.88%, 04/15/29                              A            871,787
    950,000  Republic Group, Inc., Senior
             Subordinated Notes 9.50%, 07/15/08           B            893,000
                                                                    ----------
                                                                     2,723,100
                                                                    ----------
             Financial Services - 2.8%
    649,000  Homeside International, Inc., Senior
             Notes (A)
             11.25%, 05/15/03                             A            714,711
  1,000,000  Legg Mason, Inc., Senior Notes
             6.50%, 02/15/06                              Baa          947,248
  1,000,000  Money Store, Inc., Senior Notes,
             Guaranteed
             8.05%, 04/15/02                              A          1,017,810
                                                                    ----------
                                                                     2,679,769
                                                                    ----------

                                                    Moody's Ratings    Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
             Building Materials - 2.1%
 $1,000,000  RPM, Inc., Senior Notes
             7.00%, 06/15/05                              Baa       $  946,893
  1,000,000  USG Corp., Senior Notes
             8.50%, 08/01/05                              Baa        1,021,017
                                                                    ----------
                                                                     1,967,910
                                                                    ----------
             Chemicals - 2.0%
  1,000,000  Georgia Gulf Corp. 7.63%, 11/15/05           Ba           917,743
  1,000,000  Lyondell Chemical Co.
             9.63%, 05/01/07                              Ba         1,022,500
                                                                    ----------
                                                                     1,940,243
                                                                    ----------
             Retailers - 2.0%
    950,000  Meyer (Fred), Inc. 7.38%, 03/01/05           Baa          937,567
  1,000,000  Saks, Inc.
             7.00%, 07/15/04                              Baa          946,395
                                                                    ----------
                                                                     1,883,962
                                                                    ----------
             Health Care Providers - 2.0%
    675,000  Allegiance Corp. 7.30%, 10/15/06             A            668,070
  1,000,000  Tenet Healthcare Corp., Senior Notes
             7.63%, 06/01/08                              Ba           917,500
    300,000  Tenet Healthcare Corp., Senior
             Subordinated Notes (A)
             8.63%, 01/15/07                              Ba           289,500
                                                                    ----------
                                                                     1,875,070
                                                                    ----------
             Communications - 2.0%
  1,000,000  Lucent Technologies, Inc.,
             Debentures
             6.45%, 03/15/29                              A            870,996
    950,000  Williams Communication Group, Inc.,
             Senior Notes 10.70%, 10/1/07                 B            996,313
                                                                    ----------
                                                                     1,867,309
                                                                    ----------
             Securities Broker - 1.0%
  1,000,000  Donaldson, Lufkin & Jenrette, Inc.,
             Senior Notes 6.88%, 11/01/05                 A            961,975
                                                                    ----------
             Household Products - 1.0%
    950,000  Owens-Illinois, Inc., Senior Notes
             7.85%, 05/15/04                              Ba           919,383
                                                                    ----------
             Computers & Information - 0.9%
  1,000,000  International Business Machines
             Corp., Debentures 6.50%, 01/15/28            A            885,241
                                                                    ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

                                          Moody's Ratings    Value
  Par Value                                 (Unaudited)    (Note 2)
--------------------------------------------------------------------
             Transportation - 0.9%
 $1,000,000  Interpool, Inc.
             7.35%, 08/01/07                    Ba        $  824,191
                                                          ----------
             Commercial Services - 0.8%
    750,000  Cox Enterprises, Inc. (A)
             6.62%, 6/14/02                     Baa          740,084
                                                          ----------
             Insurance - 0.8%
    800,000  Conseco Finance Trust III
             8.80%, 04/01/27                    Ba           724,438
                                                          ----------
             Total Corporate Notes
             and Bonds
             (Cost $68,071,118)                           66,520,799
                                                          ----------
 U.S. GOVERNMENT OBLIGATIONS - 12.3%
             U.S. Treasury Bond - 9.3%
  3,300,000  7.13%, 02/15/23                    Aaa        3,436,125
  5,150,000  7.25%, 05/15/16                    Aaa        5,383,358
                                                          ----------
                                                           8,819,483
                                                          ----------
             U.S. Treasury Note - 3.0%
    375,000  5.38%, 02/15/01                    Aaa          371,953
     50,000  5.63%, 02/28/01                    Aaa           49,703
  1,000,000  5.63%, 5/15/08                     Aaa          940,625
  1,415,000  7.00%, 07/15/06                    Aaa        1,449,491
                                                          ----------
                                                           2,811,772
                                                          ----------
             Total U.S. Government and
             Agency Obligations
             (Cost $13,072,094)                           11,631,255
                                                          ----------
 ASSET BACKED AND MORTGAGE BACKED SECURITIES - 10.8%
  1,000,000  American Airlines, Inc.,
             Pass-Through Trust,
             Series 1991 - C2 9.73%,
             09/29/14                           A          1,101,870
  1,000,000  BankBoston RV Asset
             Backed Trust, Series
             1997-1, Class A8 6.54%,
             02/15/09                           Aaa          990,540
    119,378  Barnett Auto Trust,
             Series 1997-A, Class A-3
             6.03%, 11/15/01                    Aaa          119,389
    750,000  Capital One Master Trust,
             Series 1998-4, Class A
             5.43%, 1/15/07                     Aaa          711,000
  1,000,000  Citibank Credit Card
             Master Trust I, Series
             1999-7, Class A 6.65%,
             11/15/06                           Aaa          982,400
    940,726  DLJ Commercial Mortgage
             Corp., Series 1998-CF2,
             Class A1A
             5.88%, 11/12/31                    Aaa          887,876
  1,000,000  First Security Auto Owner
             Trust, Series 1999-1,
             Class A4 5.74%, 06/15/04           Aaa          974,830

                                                    Moody's Ratings    Value
 Par Value                                            (Unaudited)    (Note 2)
------------------------------------------------------------------------------
 $ 517,858  Green Tree Financial Corp., Series
            1995-A, Class A 7.25%, 07/15/05               Baa       $  485,632
   387,250  Green Tree Recreation Equipment &
            Consumer Trust, Series 1997-B, Class
            A1 (D)
            6.55%, 07/15/28                               AAA          382,836
   777,717  Jones (Edward D.) & Co., LP, (B)
            7.95%, 04/15/06                               NR           801,663
   448,192  Midland Cogeneration Venture LP,
            Series C-91 10.33%, 07/23/02                  Baa          468,992
   203,208  National Auto Finance, Series 1996-1,
            Class A
            6.33%, 12/21/02                               NR           201,909
 1,270,000  Sithe/Independence Funding Corp.,
            Series A
            9.00%, 12/30/13                               Baa        1,298,218
   800,000  Valero Management Partnership, LP,
            First Mortgage, Series J-12 (B)
            10.02%, 03/15/07                              NR           800,000
                                                                    ----------
            Total Asset-Backed and Mortgage-
            Backed Securities
            (Cost $10,323,554)                                      10,207,155
                                                                    ----------
 FOREIGN BONDS (C) - 3.8%
 1,000,000  Banco Nacional de Comercio Exterior,
            MTN
            8.00%, 7/18/02                                Ba           996,250
 1,150,000  BCH Cayman Islands, Ltd., Yankee
            Subordinated Note, Guaranteed
            6.50%, 02/15/06                               A          1,073,956
 1,000,000  St. George Bank, Ltd., Yankee
            Debenture (A)
            7.15%, 10/15/05                               Baa          971,038
   500,000  United Mexican States, Yankee
            Emerging Market Notes 8.50%, 9/15/02          Ba           508,750
                                                                    ----------
            Total Foreign Bonds
            (Cost $3,445,879)                                        3,549,994
                                                                    ----------
 Shares
 ------
 INVESTMENT COMPANY - 0.7%
   656,920  SSgA Prime Money Market Fund                  Aaa          656,920
                                                                    ----------
            Total Investment Company
            (Cost $656,920)                                            656,920
                                                                    ----------

Total Investments -
 98.2%
(Cost $95,569,565)
                             92,566,123
Net Other Assets
and Liabilities -
 1.8%                         1,590,525
                      -----------------
Total Net
Assets - 100.0%       $      94,156,648
                      =================

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1999
--------------------------------------------------------------------------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 1999, these secu-rities amounted to $5,450,059 or 5.8% of net assets.
(B) Restricted Security--Represents ownership in a private placement investment which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. For additional information concerning each restricted security, see Note 5.
(C) U.S. currency denominated
(D) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors, Inc.
MTN Medium Term Note

Federal Income Tax Information (see Note 2)
At December 31, 1999, the aggregate cost on investment securities for tax pur-poses was $95,569,565. Net unrealized appreciation (depreciation) aggregated $(3,003,442), of which $1,185,424 related to appreciated investment securities and $(4,188,866) related to depreciated investment securities.

For the period ended December 31, 1999, the Portfolio has elected to defer $17,335 of capital losses attributable to Post-October losses.

Other Information
For the period ended December 31, 1999, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $17,029,637 and $12,096,629 of non-governmental issuers, respectively, and $6,742,684 and $12,637,286 from U.S. Government and Agency issuers, respectively.

At December 31, 1999, the value of the securities loaned amounted to $3,539,179. The value of collateral amounted to $3,611,000.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

  Moody's Ratings             S&P Ratings
Aaa             18.3%     AAA                 0.4%
A               14.1%      BB                 1.4%
Baa             37.2%
Ba              20.5%
B                4.0%
NR (Not Rated)   4.1%
                ----- ---         ---     --- ----
                98.2%                         1.8%
                ===== ===         ===     === ====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

            STATEMENT OF ASSETS AND LIABILITIES . December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Investments at cost..............................................  $95,569,565
 Net unrealized appreciation (depreciation).......................   (3,003,442)
                                                                    -----------
 Total investments at value.......................................   92,566,123
 Cash.............................................................          449
 Short-term investments held as collateral for securities loaned..    3,611,000
 Interest receivable..............................................    2,081,510
                                                                    -----------
 Total Assets.....................................................   98,259,082
                                                                    -----------
LIABILITIES:
 Advisory fee payable.............................................       38,602
 Trustees' fees and expenses payable..............................        7,648
 Payable for capital gain distributions...........................      343,692
 Accrued expenses and other payables..............................      101,492
 Collateral for securities loaned.................................    3,611,000
                                                                    -----------
 Total Liabilities................................................    4,102,434
                                                                    -----------
NET ASSETS........................................................  $94,156,648
                                                                    ===========
NET ASSETS consist of:
 Par Value........................................................  $ 8,592,306
 Paid-in capital..................................................   88,445,043
 Undistributed (distribution in excess of) net investment income..       56,402
 Accumulated (distribution in excess of) net realized gain (loss)
  on investments sold.............................................       66,339
 Net unrealized appreciation (depreciation) of investments........   (3,003,442)
                                                                    -----------
TOTAL NET ASSETS..................................................  $94,156,648
                                                                    ===========
Shares of beneficial interest outstanding (10,000,000 authorized
 shares with par value of $1.00)..................................    8,592,306
NET ASSET VALUE
 Per share........................................................  $    10.958
                                                                    ===========
MARKET VALUE (closing price on New York Stock Exchange)
 Per share........................................................  $     8.813
                                                                    ===========

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

        STATEMENTS OF OPERATIONS . For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest (including income on securities loaned of $7,932).......  $ 7,617,752
 Dividends........................................................       34,999
                                                                    -----------
 Total investment income..........................................    7,652,751
                                                                    -----------
EXPENSES
 Investment advisory fees.........................................      486,528
 Custodian and Fund accounting fees...............................       64,756
 Transfer agent fees..............................................       85,615
 Legal fees.......................................................        4,000
 Audit fees.......................................................       24,383
 Trustees' fees and expenses......................................       17,580
 Reports to shareholders..........................................       56,997
 New York Stock Exchange fees.....................................       19,712
 Miscellaneous....................................................          499
                                                                    -----------
 Total expenses...................................................      760,070
                                                                    -----------
NET INVESTMENT INCOME.............................................    6,892,681
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.....................      683,803
 Net change in unrealized appreciation (depreciation) of
  investments.....................................................   (8,972,463)
                                                                    -----------
NET GAIN (LOSS) ON INVESTMENTS....................................   (8,288,660)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(1,395,979)
                                                                    ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Years Ended December 31,
                                                    --------------------------
                                                        1999          1998
-------------------------------------------------------------------------------
NET ASSETS at beginning of year...................  $102,770,164  $101,572,152
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS:
 Net investment income............................     6,892,681     6,957,970
 Net realized gain (loss) on investments sold.....       683,803       948,514
 Net change in unrealized appreciation
  (depreciation) of investments...................    (8,972,463)      423,141
                                                    ------------  ------------
 Net increase (decrease) in net assets resulting
  from operations.................................    (1,395,979)    8,329,625
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income............................    (6,873,845)   (7,032,886)
 Distribution of capital gains....................      (343,692)      (98,727)
                                                    ------------  ------------
  Total distributions.............................    (7,217,537)   (7,131,613)
                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
 Issued to shareholders in reinvestment of
  dividends.......................................            --            --
                                                    ------------  ------------
  Total increase (decrease) in net assets.........    (8,613,516)    1,198,012
                                                    ------------  ------------
NET ASSETS at end of year.........................  $ 94,156,648  $102,770,164
                                                    ============  ============
Undistributed (distribution in excess of) net
 investment income................................  $     56,402  $     41,168
                                                    ============  ============

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Securities Trust

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                         Years Ended December 31,
                                -----------------------------------------------
                                 1999       1998      1997     1996      1995
--------------------------------------------------------------------------------
Net Asset Value, beginning of
 year.........................  $11.961   $ 11.821  $ 11.421  $11.694  $ 10.644
                                -------   --------  --------  -------  --------
Income from Investment
 Operations:
 Net investment income........    0.802      0.810     0.837    0.843     0.860
 Net realized and unrealized
  gain (loss) on investments..   (0.965)     0.160     0.403   (0.256)    1.050
                                -------   --------  --------  -------  --------
 Total from Investment
  Operations..................   (0.163)     0.970     1.240    0.587     1.910
                                -------   --------  --------  -------  --------
Less Distributions:
 Dividends from net investment
  income......................   (0.800)    (0.819)   (0.840)  (0.860)   (0.860)
 Distribution in excess of net
  investment income...........       --     (0.011)       --       --        --
 Distribution of capital
  gains.......................   (0.040)        --        --       --        --
                                -------   --------  --------  -------  --------
 Total distributions..........   (0.840)    (0.830)   (0.840)  (0.860)   (0.860)
                                -------   --------  --------  -------  --------
Net increase (decrease) in net
 asset value..................   (1.003)     0.140     0.400   (0.273)    1.050
                                -------   --------  --------  -------  --------
Net Asset Value, end of year..  $10.958   $ 11.961  $ 11.821  $11.421  $ 11.694
                                =======   ========  ========  =======  ========
Market Value, end of year.....  $ 8.813   $ 11.125  $ 10.813  $10.250  $ 10.500
                                =======   ========  ========  =======  ========
Total Return on Market Value,
 end of year..................   (13.75)%    11.13%    14.07%    6.06%    21.71%
Ratios/Supplemental Data
Net Assets, end of year
 (000's)......................  $94,157   $102,770  $101,572  $98,135  $100,483
Ratios to average net assets:
 Net investment income........    7.00%      6.78%     7.27%    7.44%     7.64%
 Operating expenses...........    0.77%      0.73%     0.72%    0.75%     0.77%
 Management fee...............    0.49%      0.49%     0.50%    0.50%     0.51%
 Portfolio turnover rate......      24%        25%       27%      47%       42%

                       See Notes to Financial Statements.
--------------------------------------------

                           Allmerica Securities Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION

Allmerica Securities Trust (the "Trust") was organized as a Massachusetts busi-ness trust on June 30, 1986, and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment compa-ny.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies which are in con-formity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements:

Security Valuation: Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various rela-tionships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent bro-kers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date.

Federal Taxes: The Trust intends to continue to qualify as a "regulated invest-ment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Trust will not be subject to Federal income taxes to the extent that it distributes all of its taxable income and net real-ized gains, if any, for its tax year ending December 31, 1999. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends to shareholders resulting from net investment income are recorded on the ex-dividend date and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the tim-ing of the recognition of gains or losses, including "Post-October Losses" and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Perma-nent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of cal-culating net investment income per share in the Financial Highlights.

Securities Lending: The Trust is using Investors Bank & Trust Company ("Invest-ors Bank & Trust") as its lending agent to loan securities to brokers in exchange for negotiated lenders' fees. These fees are included in interest income on the Statement of Operations. The Trust receives obligations of the U.S. Government and its agencies, cash and/or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of the collateral at the period end is included under the caption "Other Information" at the end of the Trust's Port-folio of Investments. Prior to April 1, 1999 Bankers Trust Company ("Bankers Trust") was its lending agent.

Expenses: Most expenses of the Trust can be directly attributable to the Trust. Expenses which cannot be directly attributable to the Trust, are allocated based upon relative net assets among the Trust and one other affiliated regis-tered investment company, Allmerica Investment Trust.

                         ------------------------------------------------------

                           Allmerica Securities Trust

--------------------------------------------------------------------------------


3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS.

Allmerica Asset Management, Inc. ("AAM"), a direct, wholly-owned subsidiary of Allmerica Financial Corporation ("Allmerica Financial"), serves as Investment Adviser to the Trust. For these services, the Trust pays AAM aggregate monthly compensation at the annual rate of (a) 3/10 of 1% of average net assets plus
(b) 2 1/2% of the amount of interest and dividend income.

To the extent that normal operating expenses of the Trust, excluding taxes, interest, brokerage commissions and extraordinary expenses, but including the investment advisory fee, exceed 1.50% of the first $30,000,000 of the Trust's average weekly net assets, and 1.00% of any excess of such value over $30,000,000, AAM will bear such excess expenses.

Effective April 1, 1999, AAM and the Trust have entered into a new Administra-tion Services Agreement and the Trust has entered into a Custodian Agreement with Investors Bank & Trust, whereby Investors Bank & Trust performs fund administration, custodian and fund accounting services for the Trust. Investors Bank & Trust is entitled to receive a fee for these services, in addition to certain out-of-pocket expenses. AAM is solely responsible for the payment of the administration fee and the Trust will pay the fees for the fund accounting and custodian services to Investors Bank & Trust. Prior to April 1, 1999, First Data Investor Services Group, Inc. performed fund administration and fund accounting services for the Trust, and custodian services were performed by Bankers Trust.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees and receive fees for their services. Such amounts are paid by the Trust.

4. SHARES OF BENEFICIAL INTEREST

There are 10,000,000 shares of $1.00 par value common stock authorized. At December 31, 1999, First Allmerica Financial Life Insurance Company, a direct, wholly-owned subsidiary of Allmerica Financial, the Trustees and the officers of the Trust owned in the aggregate 109,152 shares of beneficial interest.

5. RESTRICTED SECURITIES

At December 31, 1999, the Trust owned the following restricted securities con-stituting 2.44% of net assets, which may not be publicly sold without registra-tion under the Securities Act of 1933. The Trust would bear the registration costs in connection with the disposition of restricted securities held in the portfolio. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Additional information on the restricted securi-ties is as follows:

                                  Date of                Cost at
Issuer                          Acquisition Par Amount Acquisition   Value
-----------------------------------------------------------------------------
Delta Airlines, Inc.             12/12/91   $  670,660 $  678,572  $  698,606
Jones (Edward D.) & Co., LP      05/06/94      777,717    777,717     801,663
Valero Management Partnership,
 LP                              03/04/87      800,000    800,000     800,000
                                                       ----------  ----------
Total                                                  $2,256,289  $2,300,269
                                                       ==========  ==========

--------------------------------------------

                           Allmerica Securities Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of Allmerica Securities Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Allmerica Securities Trust, (hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial state-ments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2000

                         ------------------------------------------------------

                           Allmerica Securities Trust

                         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------
SHAREHOLDER VOTING RESULTS

A special meeting of the Trust's shareholders was held on April 21, 1999 at which shareholders approved two proposals. The voting results were as follows:


Proposal 1 To elect as Trustees the following ten nominees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

                                       Shares For Shares Abstaining   Total
P. Kevin
 Condron:    Number of Votes Cast:     6,466,589       111,609      6,578,198
             Percentage of Votes Cast:    98.30%         1.70%        100.00%
Cynthia A.
 Hargadon:   Number of Votes Cast:     6,483,950        94,248      6,578,198
             Percentage of Votes Cast:    98.57%         1.43%        100.00%
Gordon
 Holmes:     Number of Votes Cast:     6,464,153       114,045      6,578,198
             Percentage of Votes Cast:    98.27%         1.73%        100.00%
John P.
 Kavanaugh:  Number of Votes Cast:     6,466,961       111,237      6,578,198
             Percentage of Votes Cast:    98.31%         1.69%        100.00%
Bruce E.
 Langton:    Number of Votes Cast:     6,465,801       112,397      6,578,198
             Percentage of Votes Cast:    98.29%         1.71%        100.00%
John F.
 O'Brien:    Number of Votes Cast:     6,484,098        94,100      6,578,198
             Percentage of Votes Cast:    98.57%         1.43%        100.00%
Attiat F.
 Ott:        Number of Votes Cast:     6,477,719       100,479      6,578,198
             Percentage of Votes Cast:    98.47%         1.53%        100.00%
Paul D.
 Paganucci:  Number of Votes Cast:     6,492,282        85,916      6,578,198
             Percentage of Votes Cast:    98.69%         1.31%        100.00%
Richard M.
 Reilly:     Number of Votes Cast:     6,492,239        85,959      6,578,198
             Percentage of Votes Cast:    98.69%         1.31%        100.00%
Ranne P.
 Warner:     Number of Votes Cast:     6,462,043       116,155      6,578,198
             Percentage of Votes Cast:    98.23%         1.77%        100.00%

Proposal 2 To radify the selection by the Trustees of the firm of
           PricewaterhouseCoopers LLP as independent accountants of the Trust for the fiscal year ending December 31, 1999.

                                     Shares For     Shares Abstaining       Total
                                     ----------     -----------------     ---------
       Number of Votes Cast:         6,444,628           133,570          6,578,198
       Percentage of Votes Cast:        97.97%             2.03%            100.00%

                           Allmerica Securities Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------

QUARTERLY DATA (Unaudited):

                                                                  Net increase
                                          Net realized and         (decrease)
                              Net         Unrealized gains        in net assets
                          Investment          (losses)              resulting
                            Income         on investments        from operations
              Total    ----------------- --------------------  --------------------
 Quarterly  Investment             Per                  Per                   Per
  Period      Income     Amount   Share    Amount      Share     Amount      Share
------------------------------------------------------------------------------------
 1996
 03/31/96   $2,005,042 $1,816,051 $0.211 $(3,493,629) $(0.406) $(1,677,578) $(0.195)
 06/30/96    1,997,565  1,859,532  0.217    (856,366)  (0.100)   1,003,166    0.117
 09/30/96    1,996,408  1,795,479  0.209     467,738    0.054    2,263,217    0.263
 12/31/96    1,977,684  1,771,031  0.206   1,682,287    0.196    3,453,318    0.402

 1997
 03/31/97    1,985,192  1,767,212  0.205  (1,936,148)  (0.224)    (168,936)  (0.019)
 06/30/97    1,990,451  1,828,065  0.213   1,985,637    0.231    3,813,702    0.444
 09/30/97    1,968,825  1,792,484  0.209   2,067,555    0.241    3,860,039    0.450
 12/31/97    1,965,209  1,807,165  0.210   1,342,248    0.155    3,149,413    0.365

 1998
 03/31/98    1,925,568  1,767,120  0.205     440,123    0.051    2,207,243    0.256
 06/30/98    1,944,939  1,733,494  0.202   1,077,765    0.126    2,811,259    0.328
 09/30/98    1,927,559  1,738,387  0.203   1,253,393    0.146    2,991,780    0.349
 12/31/98    1,910,356  1,718,969  0.200  (1,399,626)  (0.163)     319,343    0.037

 1999
 03/31/99    1,919,560  1,729,221  0.201  (2,392,904)  (0.278)    (663,683)  (0.077)
 06/30/99    1,975,522  1,785,547  0.208  (2,762,192)  (0.322)    (976,645)  (0.114)
 09/30/99    1,887,280  1,709,028  0.199  (1,151,010)  (0.134)     558,018    0.065
 12/31/99    1,870,389  1,668,885  0.194  (1,982,554)  (0.231)    (313,669)  (0.037)

                                   --------------------------------------------

                           Allmerica Securities Trust

                       REGULATORY DISCLOSURES (Unaudited)
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when sold, may be worth more or less than their original cost.

This report is authorized for distribution to existing shareholders of Allmerica Securities Trust.

                          SHAREHOLDER TAX INFORMATION
--------------------------------------------------------------------------------

Distributions from long-term capital gains for the year ended December 31, 1999 were $343,692.

The portion of the Trust dividends that was derived from U.S. Government obli-gations in 1999 and may be exempt from state income taxation is 17.61%. The states of California, Connecticut, New York, and New Jersey have exclusionary provisions, however; each of these states has a threshold requirement that must be met before the exclusion applies. During 1999, the level of exempt income did not meet these thresholds and the exclusion does not apply. All other states and the District of Columbia do not tax dividends attributable to U.S. Government obligations within the Trust.

Certain states also require, for intangible tax reporting purposes, the report-ing of the percentage of assets invested in either state specific or state spe-cific and federal obligations. The percentage applicable to the states of Flor-ida, Kansas, and Kentucky is 12.34%. The percentage applicable to the State of West Virginia is 0%.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Automatic Dividend Investment Plan: As a shareholder, you may participate in the Trust's Automatic Dividend Investment Plan. Under the plan, dividends and other distributions are automatically invested in additional full and frac-tional shares of the Trust to be held on deposit in your account. Such divi-dends and other distributions are invested at the net asset value if lower than market price plus brokerage commission or, if higher, at the market price plus brokerage commission. You will receive a statement after each payment date for a dividend or other distribution that will show the details of the transaction and the status of your account. You may terminate or rejoin at any time.

Cash Investment Plan: The cash investment plan provides a systematic, conve-nient and inexpensive means to increase your investment in the Trust by putting your cash to work. The plan permits you to invest amounts ranging from $25 to $1,000 in any one month to purchase additional shares of the Trust. Regular monthly investment is not required.

Your funds are consolidated with funds of other participants to purchase shares. Shares are purchased in bulk and you realize the commission savings. You pay only a service charge of $1.00 per transaction and your proportionate share of the brokerage commission.

Your account will be credited with full and fractional shares purchased. Fol-lowing each investment, you will receive a statement showing the details of the transaction and the current status of the account. The plan is voluntary and you may terminate at any time.

--------------------------------------------

                                    [LOGO]



  First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust
 Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
    Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc.
    Citizens Corporation . Citizens Insurance Company of America . Citizens
      Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653





12/99